Exhibit 99.1

BOYD GAMING REPORTS THIRD-QUARTER 2025 RESULTS

LAS VEGAS – OCTOBER 23, 2025 – Boyd Gaming Corporation (NYSE: BYD) today reported financial results for the third quarter ended September 30, 2025.

Keith Smith, President and Chief Executive Officer of Boyd Gaming, said: “During the third quarter, our Company continued to achieve revenue and Adjusted EBITDAR growth after adjusting for our recent FanDuel transaction. These results were driven by year-over-year growth in play from our core customers, improving trends in play from our retail customers, our efficient operations, and our ongoing capital investment program. As a result, we saw healthy growth in gaming revenues across all three property operating segments during the quarter. At the same time, we continued our balanced approach to capital allocation, returning $175 million to shareholders during the quarter while maintaining the strongest balance sheet in our Company’s history. In all, we are encouraged by the strength of our business and remain well-positioned to continue creating long-term value for our shareholders.”

Boyd Gaming reported third-quarter 2025 revenues of $1.0 billion, compared to $961.2 million in the third quarter of 2024. The Company reported net income of $1.4 billion, or $17.81 per share, for the third quarter of 2025, compared to $131.1 million, or $1.43 per share, for the year-ago period. The Company’s net income for the third quarter of 2025 was impacted by a $1.4 billion after tax gain from the sale of the Company’s equity interest in FanDuel, and $65.1 million in non-cash, pretax long-lived asset impairment charges. Adjusted Earnings(1) for the third quarter of 2025 were $139.1 million, or $1.72 per share, compared to $139.3 million, or $1.52 per share, for the same period in 2024. Total Adjusted EBITDAR(1) was $321.8 million in the third quarter of 2025, versus $336.6 million in the third quarter of 2024. Results for the third quarter of 2025 reflect lower market-access fees as a result of the FanDuel transaction.

(1)	See footnotes at the end of the release for additional information relative to non-GAAP financial measures.

Operations Review

Las Vegas Locals segment results reflect growth in gaming revenues driven by continued growth in play from core customers and improving retail play trends, offset by declines in destination business. Downtown Las Vegas experienced growth in gaming revenues from our Hawaiian market segments, lower destination business and reduced pedestrian traffic in the downtown area.  The Midwest & South segment delivered its best third-quarter revenue and Adjusted EBITDAR performance in three years, as strong play from our core customers and improving play from retail customers drove broad-based revenue and Adjusted EBITDAR growth across the segment.

Results in the Online segment reflect growth from the Company’s online casino gaming business and impacts of the recent FanDuel transaction.  Growth in Managed & Other was driven by the continued strong performance of Sky River Casino in northern California.

Dividend and Share Repurchase Update

Boyd Gaming paid a quarterly cash dividend of $0.18 per share on October 15, 2025, as previously announced.

As part of its ongoing share repurchase program, the Company repurchased $160 million in shares of its common stock during the third quarter of 2025. The Company had approximately $547 million remaining under its current share repurchase authorization as of September 30, 2025.

Balance Sheet Statistics

As of September 30, 2025, Boyd Gaming had cash on hand of $319.1 million, and total debt of $1.9 billion.

Conference Call Information

Boyd Gaming will host a conference call to discuss its third-quarter 2025 results today, October 23, at 5:00 p.m. Eastern.  The conference call number is (800) 836-8184; no passcode is required to join the call. Please join up to 15 minutes in advance to ensure you are connected prior to the start of the call.

The conference call will also be available live on the Internet at https://investors.boydgaming.com, or https://app.webinar.net/M3NZaNvaerP.

A replay will be available by dialing (888) 660-6345 today, October 23, after the conclusion of the call, and continuing through October 30.  The passcode for the replay will be 49528#.  The replay will also be available at https://investors.boydgaming.com.

BOYD GAMING CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands, except per share data)	2025	2024	2025	2024
Revenues
Gaming	$657,371	$640,528	$1,967,519	$1,925,486
Food & beverage	75,570	72,728	227,895	222,361
Room	45,244	50,226	144,085	151,768
Online	26,893	38,146	106,000	94,738
Online reimbursements	138,704	103,166	402,221	322,674
Management fee	23,697	21,030	72,618	64,527
Other	36,882	35,422	109,586	107,725
Total revenues	1,004,361	961,246	3,029,924	2,889,279
Operating costs and expenses
Gaming	259,660	252,213	765,337	749,966
Food & beverage	67,468	62,713	196,438	187,852
Room	19,486	19,674	57,975	57,728
Online	17,784	11,953	50,392	30,595
Online reimbursements	138,704	103,166	402,221	322,674
Other	13,076	12,171	38,016	38,332
Selling, general and administrative	104,005	102,391	321,916	315,709
Master lease rent expense (a)	28,584	28,160	85,186	83,247
Maintenance and utilities	40,472	40,421	114,519	112,111
Depreciation and amortization	73,749	70,344	211,957	198,934
Corporate expense	30,622	27,614	95,938	88,254
Project development, preopening and writedowns	3,972	11,347	5,214	21,954
Impairment of assets	65,123	—	97,395	10,500
Other operating items, net	1,892	(906)	5,399	4,947
Total operating costs and expenses	864,597	741,261	2,447,903	2,222,803
Operating income	139,764	219,985	582,021	666,476
Other expense (income)
Interest income	(1,501)	(392)	(3,572)	(1,241)
Interest expense, net of amounts capitalized	33,262	46,208	132,268	131,466
Loss on early extinguishments and modifications of debt	1,446	—	1,446	—
Other, net (b)	(1,735,479)	189	(1,735,420)	289
Total other (income) expense, net	(1,702,272)	46,005	(1,605,278)	130,514
Income before income taxes	1,842,036	173,980	2,187,299	535,962
Income tax provision	(403,200)	(42,852)	(487,227)	(128,516)
Net income	1,438,836	131,128	1,700,072	407,446
Net loss attributable to noncontrolling interest	1,157	—	2,798	—
Net income attributable to Boyd Gaming	$1,439,993	$131,128	$1,702,870	$407,446

Basic net income per common share	$17.81	$1.43	$20.58	$4.30
Weighted average basic shares outstanding	80,860	91,863	82,740	94,769

Diluted net income per common share	$17.81	$1.43	$20.58	$4.30
Weighted average diluted shares outstanding	80,875	91,893	82,756	94,807

__________________________________________

(a) Rent expense incurred by those properties subject to a master lease with a real estate investment trust.

(b) Includes the gain on sale of the equity interest in FanDuel.

BOYD GAMING CORPORATION

SUPPLEMENTAL INFORMATION

Reconciliation of Adjusted EBITDA to Net Income Attributable to Boyd Gaming

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands)	2025	2024	2025	2024
Total Revenues by Segment
Las Vegas Locals	$210,842	$211,861	$662,732	$662,537
Downtown Las Vegas	53,224	53,300	165,764	164,532
Midwest & South	538,852	522,400	1,583,516	1,544,916
Online	165,597	141,312	508,221	417,412
Managed & Other	35,846	32,373	109,691	99,882
Total revenues	$1,004,361	$961,246	$3,029,924	$2,889,279

Adjusted EBITDAR by Segment
Las Vegas Locals	$92,128	$96,414	$311,389	$316,105
Downtown Las Vegas	16,118	16,511	56,446	56,344
Midwest & South	201,603	196,867	586,226	573,316
Online	9,424	26,005	54,974	63,538
Managed & Other	26,269	22,529	79,551	70,450
Corporate expense, net of share-based compensation expense (a)	(23,777)	(21,694)	(71,442)	(68,444)
Adjusted EBITDAR	321,765	336,632	1,017,144	1,011,309
Master lease rent expense (b)	(28,584)	(28,160)	(85,186)	(83,247)
Adjusted EBITDA	293,181	308,472	931,958	928,062

Other operating costs and expenses
Deferred rent	147	162	441	486
Depreciation and amortization	73,749	70,344	211,957	198,934
Share-based compensation expense	8,534	7,540	29,531	24,765
Project development, preopening and writedowns	3,972	11,347	5,214	21,954
Impairment of assets	65,123	—	97,395	10,500
Other operating items, net	1,892	(906)	5,399	4,947
Total other operating costs and expenses	153,417	88,487	349,937	261,586
Operating income	139,764	219,985	582,021	666,476
Other expense (income)
Interest income	(1,501)	(392)	(3,572)	(1,241)
Interest expense, net of amounts capitalized	33,262	46,208	132,268	131,466
Loss on early extinguishments and modifications of debt	1,446	—	1,446	—
Other, net (c)	(1,735,479)	189	(1,735,420)	289
Total other (income) expense, net	(1,702,272)	46,005	(1,605,278)	130,514
Income before income taxes	1,842,036	173,980	2,187,299	535,962
Income tax provision	(403,200)	(42,852)	(487,227)	(128,516)
Net income	1,438,836	131,128	1,700,072	407,446
Net loss attributable to noncontrolling interest	1,157	—	2,798	—
Net income attributable to Boyd Gaming	$1,439,993	$131,128	$1,702,870	$407,446

__________________________________________

(a) Reconciliation of corporate expense:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands)	2025	2024	2025	2024
Corporate expense as reported on Condensed Consolidated Statements of Operations	$30,622	$27,614	$95,938	$88,254
Corporate share-based compensation expense	(6,845)	(5,920)	(24,496)	(19,810)
Corporate expense, net, as reported on the above table	$23,777	$21,694	$71,442	$68,444

(b) Rent expense incurred by those properties subject to a master lease with a real estate investment trust.

(c) Includes the gain on sale of the equity interest in FanDuel.

BOYD GAMING CORPORATION

SUPPLEMENTAL INFORMATION

Reconciliations of Net Income attributable to Boyd Gaming to Adjusted Earnings and Net Income Per Share to Adjusted Earnings Per Share

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands, except per share data)	2025	2024	2025	2024
Net income attributable to Boyd Gaming	$1,439,993	$131,128	$1,702,870	$407,446
Pretax adjustments:
Project development, preopening and writedowns	3,972	11,347	5,214	21,954
Impairment of assets	65,123	—	97,395	10,500
Other operating items, net	1,892	(906)	5,399	4,947
Loss on early extinguishments and modifications of debt	1,446	—	1,446	—
Other, net (a)	(1,735,479)	189	(1,735,420)	289
Total adjustments	(1,663,046)	10,630	(1,625,966)	37,690

Income tax effect for above adjustments	362,197	(2,476)	354,125	(8,604)
Adjusted earnings	$139,144	$139,282	$431,029	$436,532

Net income per share, diluted	$17.81	$1.43	$20.58	$4.30
Pretax adjustments:
Project development, preopening and writedowns	0.05	0.12	0.06	0.23
Impairment of assets	0.80	—	1.18	0.11
Other operating items, net	0.02	(0.01)	0.06	0.05
Loss on early extinguishments and modifications of debt	0.02	—	0.02	—
Other, net (a)	(21.46)	—	(20.97)	—
Total adjustments	(20.57)	0.11	(19.65)	0.39

Income tax effect for above adjustments	4.48	(0.02)	4.28	(0.09)
Adjusted earnings per share, diluted	$1.72	$1.52	$5.21	$4.60

Weighted average diluted shares outstanding	80,875	91,893	82,756	94,807

__________________________________________

(a) Includes the gain on sale of the equity interest in FanDuel.

Non-GAAP Financial Measures

Our financial presentations include the following non-GAAP financial measures:

●	EBITDA: earnings before interest, taxes, depreciation and amortization,
●

Adjusted EBITDA: EBITDA adjusted for deferred rent, share-based compensation expense, project development, preopening and writedown expenses, impairments of assets, other operating items, net, gain or loss on early extinguishments and modifications of debt, net income (loss) attributable to noncontrolling interest and other items, net, as applicable,

●	EBITDAR: EBITDA further adjusted for rent expense associated with master leases with a real estate investment trust,
●	Adjusted EBITDAR: Adjusted EBITDA further adjusted for rent expense associated with master leases with a real estate investment trust,
●

Adjusted Earnings: net income before project development, preopening and writedown expenses, impairments of assets, other operating items, net, gain or loss on early extinguishments and modifications of debt, net income (loss) attributable to noncontrolling interest, and other non-recurring adjustments, net, as applicable, and,

●	Adjusted Earnings Per Share (Adjusted EPS): Adjusted Earnings divided by weighted average diluted shares outstanding.

Collectively, we refer to these and other non-GAAP financial measures as the “Non-GAAP Measures.”

The Non-GAAP Measures are commonly used measures of performance in our industry that we believe, when considered with measures calculated in accordance with accounting principles generally accepted in the United States (GAAP), provide our investors with a more complete understanding of our operating results and facilitates comparisons between us and our competitors. We provide this information to investors to enable them to perform comparisons of our past, present and future operating results and as a means to evaluate the results of core on-going operations. We have historically reported these measures to our investors and believe that the continued inclusion of the Non-GAAP Measures provides consistency in our financial reporting. We also believe this information is useful to investors in allowing greater transparency related to significant measures used by our management in their financial and operational decision-making, their evaluation of total company and individual property performance, in the evaluation of incentive compensation and in the annual budget process. Management also uses Non-GAAP Measures in the evaluation of potential acquisitions and dispositions. We believe these measures continue to be used by investors in their assessment of our operating performance and the valuation of our company.

The use of Non-GAAP Measures has certain limitations. Our presentation of the Non-GAAP Measures may be different from the presentation used by other companies and therefore comparability may be limited. While excluded from certain of the Non-GAAP Measures, depreciation and amortization expense, interest expense, income taxes and other items have been and will be incurred. Each of these items should also be considered in the overall evaluation of our results. Additionally, the Non-GAAP Measures do not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity. We compensate for these limitations by providing the relevant disclosure of our depreciation and amortization, interest and income taxes, capital expenditures and other items both in our reconciliations to the historical GAAP financial measures and in our consolidated financial statements, all of which should be considered when evaluating our performance. We do not provide a reconciliation of forward-looking Non-GAAP Measures to the corresponding forward-looking GAAP measure due to our inability to project special charges and certain expenses.

The Non-GAAP Measures are to be used in addition to and in conjunction with results presented in accordance with GAAP. The Non-GAAP Measures should not be considered as an alternative to net income, operating income, or any other operating performance measure prescribed by GAAP, nor should these measures be relied upon to the exclusion of GAAP financial measures. The Non-GAAP Measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding historical GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

Forward-looking Statements and Company Information

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) information regarding the Company's expectations, goals or intentions regarding future performance. These forward-looking statements are based on the current beliefs and expectations of management and involve risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. Many of these risks and uncertainties relate to factors that are beyond Boyd Gaming’s ability to control or estimate precisely. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the Company's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and in the Company's other current and periodic reports filed from time to time with the SEC. The reader is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. All forward-looking statements in this press release are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

About Boyd Gaming

Celebrating its 50th anniversary in 2025, Boyd Gaming Corporation (NYSE: BYD) is a leading geographically diversified operator of 28 gaming entertainment properties in 10 states, manager of a tribal casino in northern California, and owner and operator of Boyd Interactive, a B2B and B2C online casino gaming business. With one of the most experienced leadership teams in the casino industry, Boyd Gaming prides itself on offering guests an outstanding entertainment experience and memorable customer service.  For additional Company information and press releases, visit https://investors.boydgaming.com.

Financial Contact:	Media Contact:
Josh Hirsberg	David Strow
(702) 792-7234	(702) 792-7386
joshhirsberg@boydgaming.com	davidstrow@boydgaming.com